Exhibit 99.1

Janney Bank CEO Forum February 2 - 3, 2022

FFBW, INC.

Forward-looking Statements

This presentation contains forward-looking statements, which can be identified by the use of words such as "estimate," "project," "believe," "intend," "anticipate," "plan," "seek," "expect" and words of similar meaning. These forward-looking statements include, but are not limited to: statements of our goals, intentions and expectations; statements regarding our business plans, prospects, growth and operating strategies; statements regarding the quality of our loan and investment portfolios; and estimates of our risks and future costs and benefits. These forward-looking statements are based on current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: general economic conditions, either nationally or in our market areas, that are worse than expected; economic or regulatory changes related to the COVID-19 pandemic; changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses; our ability to access cost-effective funding; fluctuations in real estate values and both residential and commercial real estate market conditions; demand for loans and deposits in our market area; our ability to implement and change our business strategies; competition among depository and other financial institutions; inflation and changes in the interest rate environment that reduce our margins and yields, our mortgage banking revenues, the fair value of financial instruments or our level of loan originations, or increase the level of defaults, losses and prepayments on loans we have made and make; adverse changes in the securities or secondary mortgage markets; changes in laws or government regulations or policies affecting financial institutions, including changes in regulatory fees and capital requirements, including as a result of Basel III; the impact of the Dodd-Frank Act and the implementing regulations; changes in the quality or composition of our loan or investment portfolios; technological changes that may be more difficult or expensive than expected; the inability of third-party providers to perform as expected; our ability to manage market risk, credit risk and operational risk in the current economic environment; our ability to enter new markets successfully and capitalize on growth opportunities; our ability to successfully integrate into our operations any assets, liabilities, customers, systems and management personnel we may acquire and our ability to realize related revenue synergies and cost savings within expected time frames, and any goodwill charges related thereto; changes in consumer spending, borrowing and savings habits; changes in accounting policies and practices, as may be adopted by the bank regulatory agencies, the Financial Accounting Standards Board, the Securities and Exchange Commission or the Public Company Accounting Oversight Board; our ability to retain key employees; our compensation expense associated with equity allocated or awarded to our employees; and changes in the financial condition, results of operations or future prospects of issuers of securities that we own. Because of these and a wide variety of other uncertainties, our actual future results may be materially different from the results indicated by these forward-looking statements.

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Company Overview • FFBW, Inc. (Nasdaq: FFBW) is the holding company for First Federal Bank of Wisconsin (established 1922). • Completed a mutual - to - stock conversion in January 2020. • Completed first bank acquisition on December 31, 2020. • Operate out of five branches in Waukesha and Milwaukee Counties, headquartered in Brookfield, Wisconsin. • Focused on leveraging our strong capital position to grow our small business platform both organically as well as through prudent acquisitions. 3

Strategic Plan • Vision: We are a community bank. Our employees serve the needs of our customers and local communities. We provide our employees a values - based environment to work, learn and grow. We develop long - term relationships to profitably grow into a high - performing community bank. • Mission: As a community bank, we are committed to living our values and providing the Community Bank Difference. Quick LOCAL decision making. Great CUSTOMER service. Significant COMMUNITY commitment. • KORE Values • K nowledge: We are experts in the products and services we provide to meet the financial needs of our customers. • O wnership: It is our personal privilege and duty to meet the expectations of our internal and external customers and positively impact our communities. • R esponsiveness: We react timely and positively to our customers, both internally and externally. • E thics: We will professionally conduct all business with honesty and integrity. 4 • Our strategic priority is to profitably grow to expand our footprint in southeastern and south - central Wisconsin. • We will strive to profitably grow organically and through strategic acquisitions/mergers that enhance stakeholder (employees, customers and shareholders) value. Guiding Principles

Acquisition Opportunities • Branch Acquisitions • Bank Acquisitions • Deal Discipline • Social Considerations: Community Bank Model, Stakeholder Centric, Board Diversification • Core Competencies: Small Business Focus, Strong Core Deposits, Credit Quality, Good Source of Non - Interest Income • Financial Considerations: Immediately Accretive to EPS, IRR of 10%+, Earn Back of TBV Dilution < 4 years 5

Loan Growth Opportunities • Leverage strong market dynamics (see right) • Expansion of lending team • Leveraging opportunities created by PPP with companies that have experienced the benefit of working with a community bank 6 • Market Dynamics – Waukesha County vs. Other Wisconsin Counties • Highest median household income • Second highest population density • Second highest median value of owner - occupied housing units

Mitchell Bank Transaction Consideration Paid ($’000) 4,978 FV of Assets and Liabilities acquired ($’000) Cash and Investments 45,643 Loans 14,295 Core Deposit Intangible 369 Other Assets 1,357 Total Assets 61,664 Deposits 56,641 Other Liabilities 38 Total Liabilities 56,679 Net Assets Acquired 4,985 7 • Acquired the assets and liabilities of Mitchell Bank on December 31, 2020. • Recorded a bargain purchase gain as a result of the transaction. • Incurred $400k in one time transaction related costs through September 30, 2021. • First quarter of 2021 was focused on the integration of the transaction. • The remainder of 2021 was focused on: • Expanding existing Mitchell Bank relationships with First Federal competencies • Expanding our customer base in our new footprint • Creating efficiencies

Share Repurchase Programs • Completed our first repurchase program of 10% or 769,000 shares in August 2021 at a discount to tangible book value. • Initiated our second repurchase program of up to 10% or 690,000 of the remaining outstanding shares in September 2021. • 213,000 shares repurchased through January 2022. • Sufficient cash at FFBW, Inc. (Holding Company) to fund repurchases. 8

Loan Portfolio Highlights As of September 30, 2021 Nonaccrual Loans (‘000) $179 NPL / Total Loans 0.09% Reserves (‘000) $2,426 Reserves/ Total Loans 1.16% Reserves / NPL 1,355% 9 Update through December 31, 2021: • 98.9% of the $24.7 million PPP loans have been forgiven through December. • Net increase in the loan portfolio, excluding PPP, was 16.8% since the end of the second quarter, and 9.8% since the end of the third quarter.

September 30, 2021 Financial Results 10

Profitability Metrics 11 7.2 7.4 8.5 8.4 9.5 10.5 0.7 0.8 0.9 1.1 1.1 1.3 0.0 2.0 4.0 6.0 8.0 10.0 12.0 14.0 2016 2017 2018 2019 2020 Q3 2021 (Annualized) Operating Revenue ($ millions) Net Interest Income Non Interest Income 0.2 - 0.2 1.1 1.6 1.8 2.1 -0.5 0.0 0.5 1.0 1.5 2.0 2.5 2016 2017 2018 2019 2020 Q3 2021 (Annualized) Net Income ($ millions)

Efficiency Ratio 12 65% 70% 75% 80% 85% 90% 95% 2016 2017 2018 2019 2020 Q3 2021

Deposit and Loan Balances 13 168 171 199 189 216 206 0 50 100 150 200 250 2016 2017 2018 2019 2020 Q3 2021 Total Net Loans 185 182 183 217 226 251 0 50 100 150 200 250 300 2016 2017 2018 2019 2020 Q3 2021 Total Deposits

Leadership Team Edward H. Schaefer : P resident and chief executive officer of FFBW, Inc. and First Federal Bank of Wisconsin, positions he has held since July 2016. Prior to these appointments, Mr. Schaefer served as president and chief executive officer of Citizens Community Federal NA, a national bank headquartered in Eau Claire, Wisconsin, and its publicly traded holding company, Citizens Community Bancorp, Mr. Schaefer has over 25 years of banking experience .. Mr. Schaefer holds a B.A. from Middlebury College and M.B.A. from the University of Chicago. 14 Steve Wierschem: Chief financial officer of FFBW, Inc. and First Federal Bank of Wisconsin, positions he has held since August 2020. Prior to these appointments, since January 2007, Mr. Wierschem had been employed with PricewaterhouseCoopers LLP (PwC) in positions of increasing responsibility in the audit practice, most recently, having served as a director in PwC’s Milwaukee, Wisconsin office and previously in PwC’s London, UK and Washington D.C. offices. Mr. Wierschem holds a B.B.A. and M.B.A. from the University of Wisconsin – Madison and is a certified public accountant, licensed in Wisconsin and Virginia. 743683 Brian McManus: Chief banking officer of First Federal Bank of Wisconsin, a position he has held since 2021. Previously, Mr. McManus served as the Senior Vice President of Lending. Prior to joining First Federal Bank of Wisconsin, Mr. McManus was the Senior Manager/Team Leader with BMO Harris Bank, N.A. Previously, he ran M&I Bank’s Asset Based Lending group (M&I Business Credit) and spent 10 years in roles of increasing responsibility with Wells Fargo Business Credit. Mr. McManus holds a Bachelor’s degree from the University of Wisconsin Platteville. Mr. McManus also holds board and committee positions with various non - profits in southeastern Wisconsin.

Questions? 15